UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2026

PHARMACYTE BIOTECH, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40699	62-1772151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3960 Howard Hughes Parkway, Suite 500 Las Vegas, Nevada	89169
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (917) 595-2850

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, Par Value $0.0001 Per Share	PMCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On October 14, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors of PharmaCyte Biotech, Inc. (the “Company”) dismissed CBIZ CPAs P.C. (“CBIZ CPAs”) as the Company’s independent registered public accounting firm, effective as of that date.

The reports of CBIZ CPAs on the Company’s consolidated financial statements as of and for the fiscal years ended April 30, 2026 and April 30, 2025 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended April 30, 2026 and April 30, 2025, and the subsequent interim period through October 14, 2026, there were (i) no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) between the Company and CBIZ CPAs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CBIZ CPAs, would have caused CBIZ CPAs to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such periods, and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weaknesses in the Company’s internal control over financial reporting disclosed in the Company’s Annual Reports on Form 10-K for the fiscal years ended April 30, 2026 and April 30, 2025, relating to insufficient segregation of duties of the Chief Financial Officer and insufficient management review controls. The Company has authorized CBIZ CPAs to respond fully to the inquiries of Grassi (as defined below) concerning the material weaknesses.

The Company has provided CBIZ CPAs with a copy of the disclosures made in this Current Report on Form 8-K prior to the filing hereof with the Securities and Exchange Commission (the “SEC”) and has requested that CBIZ CPAs furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of CBIZ CPAs letter, dated October 16, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On October 14, 2026, the Audit Committee approved the engagement of Grassi & Co., CPAs, P.C. (“Grassi”) as the Company’s new independent registered public accounting firm, effective as of that date, to audit the Company’s consolidated financial statements for the fiscal year ending April 30, 2027 and to review the Company’s interim financial statements commencing with the fiscal quarter ending October 31, 2026.

During the fiscal years ended April 30, 2026 and April 30, 2025, and the subsequent interim period through October 14, 2026, neither the Company nor anyone acting on its behalf consulted with Grassi regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Grassi concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter of CBIZ CPAs P.C., dated October 16, 2026, addressed to the Securities and Exchange Commission.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACYTE BIOTECH, INC.

Date: October 16, 2026

	By:	/s/ Joshua N. Silverman
	Name:	Joshua N. Silverman
	Title:	Chief Executive Officer and President

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